EXHIBIT 99

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Seller with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Term Sheets

--------------------------------------------------------------------------------
MORGAN STANLEY
Real Estate Debt Capital Markets               [GRAPHIC OMITTED]
Mortgage/Asset Backed Capital Markets     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------


                                 CMBS New Issue

                             Preliminary Term Sheet

--------------------------------------------------------------------------------

                                    $706.6 MM
                                 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2




                              -------------------
                               [GRAPHIC OMITTED]
                              -------------------

                           MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
                        Preliminary Structural Term Sheet
--------------------------------------------------------------------------------

                        Preliminary Structural Term Sheet

                             $706.5 MM (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


------------------------------------------------------------------------------------------------------------------------------------
                                                     Overview of the Certificates
---------- ----------- --------------------- --------------- ----------------- ------------------ ------------------ ---------------
                                                                                   Expected             Final           Anticipated
           Amount(1)(2)      Ratings         Subordination     Average Life        Principal        Distribution       Pass-Through
  Class      ($MM)          (DCR/S&P)              %             (yrs)(3)        Window(3) (4)         Date(3)          Rate(5) (6)
---------- ----------- --------------------- --------------- ----------------- ------------------ ------------------ ---------------
Public Certificates:
--------------------
A-1           $43.3          AAA/AAA              27.75%            5.44             1-106             8/03/07             Fixed
A-2           467.1          AAA/AAA              27.75             9.88            106-120           10/03/08             Fixed
X             706.5          AAA/AAA               -                -                1-120            10/03/08           Variable
B              75.9           AA/AA               17.0              9.96              120             10/03/08     WAC - Fixed Strip
C              42.4            A/A                11.0              9.96              120             10/03/08     WAC - Fixed Strip
D              45.9          BBB/BBB               4.5              9.96              120             10/03/08     WAC - Fixed Strip
E              21.2         BBB-/BBB-              1.5              9.96              120             10/03/08     WAC - Fixed Strip


Private Certificates:
---------------------
F              10.6           BB/BB-               -                9.96              120             10/03/08             Fixed



--------------------------------------------------------------------------------
Notes:   (1) Approximate,  in the case of each  such  Class,  subject  to a permitted variance of plus or minus 5%.
         (2) Class X Notional Amount is equal to the sum of all Certificate Principal Amounts outstanding from time to time.
         (3) Based on Modeling  Assumptions and Scenario 1, each as defined in the Prospectus Supplement.
         (4) Principal  Window is the period  (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designed Class in accordance  with the Modeling Assumptions.
         (5) In the case of A-1,  A-2, and F classes,  interest will accrue at a fixed rate, in the case of B, C, D and E classes, interest will accrue at the Weighted Average Net Mortgage Rate for such  Distribution  Date less a fixed interest strip.  The
             Pass  Through  rate for class X is described on page 4 of this term sheet. (6)Subject to change at pricing.
--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

I.  Issue Characteristics
    ---------------------

    Issue Type:     The Class A-1,  A-2, X, B, C, D and E  Certificates  will be
                    offered  publicly  through  a  Prospectus   Supplement  (and
                    accompanying Prospectus) to be dated October [___], 1998, and the class F will be privately placed (pursuant to Rule
                    144A under the Securities Act of 1933, as amended) pursuant to a Private Placement Memorandum to be dated October [___], 1998.

    Collateral:     The collateral consists of approximately $706.5 million pool of 7 fixed rate commercial mortgage loans.

    Securities
    Issued: $706,465,702 monthly pay, multi-class sequential pay, commercial mortgage REMIC pass-through certificates, including seven principal and interest Classes (Classes A-1, A-2, B, C, D, E and F) and an interest-only Class (Class X) whose Notional Amount consists of seven separate strip components, each corresponding to the Class A-1, A-2, B, C, D, E and F Certificates.

    Depositor:      Morgan Stanley Capital I Inc.

    Lead Manager:   Morgan Stanley & Co. Incorporated

    Master
    Servicer:       Midland Loan Services, Inc.


    Special
    Servicer:       Midland Loan Services, Inc.


    Trustee/Fiscal
    Agent:          Norwest Bank Minnesota, National Association

    Pricing Date:   On or about October [___], 1998

    Expected
    Closing Date:   On or about October [___], 1998

    Distribution
    Dates:          The 3rd business day of  each  month,  commencing  November,
                    1998

    Minimum
    Denominations:  $10,000 for Public  Certificates  (other  than  the  Class X
                    Certificates); $100,000 for all other Certificates. DTC, Euroclear and Cedel, same day funds, with accrued interest

    Settlement
    Terms: DTC, Euroclear and Cedel, same day funds, with accrued interest

    Legal/Regulatory
    Status: Class A-1, A-2 and X Certificates are expected to be eligible for exemptive relief under ERISA. The remaining Principal Balance Certificates can be purchased by an insurance company general account under PTE 95-60. Class A-1, A-2, X and B Certificates are expected to be SMMEA eligible so long as they are rated in the two highest rat-ing categories and the loans are secured by real estate.

    Risk Factors:   THE  CERTIFICATES  INVOLVE  A DEGREE  OF RISK AND MAY NOT BE
                    SUITABLE FOR ALL INVESTORS.  SEE THE "RISK FACTORS"  SECTION
                    OF  THE  PROSPECTUS   SUPPLEMENT,   PROSPECTUS  AND  PRIVATE
                    PLACEMENT MEMORANDUM

                             $706.5 MM (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

II.  Structure Characteristics
     -------------------------

     Anticipated
     Pass-Through
     Rates:         Class A-1:   Fixed
                    Class A-2:   Fixed
                    Class B:     WAC - Fixed Strip
                    Class C:     WAC - Fixed Strip
                    Class D:     WAC - Fixed Strip
                    Class E:     WAC - Fixed Strip
                    Class F      Fixed
                    Class X:     The  Pass-Through Rate on the Class X
                                 Certificates on each Distribution Date will equal, in general, the weighted average of the Class X Component Rates for the respective
                                 Principal Balance Certificates for such
                                 Distribution Date. The Class X Component Rate in respect of the Class A-1, A-2, B, C, D, E and F Certificates will, in general, equal the excess, if any, of the Weighted Average Net
                                 Mortgage Rate over the Pass-Through rates applicable to the Class A-1, A-2, B, C, D, E and F Certificates.

                                 The Pass-Through Rate for each class of
                                 Principal Balance Certificates for any
                                 Distribution Date will not exceed the
                                 Weighted Average Net Mortgage Rate for such
                                 Distribution Date.

     Interest
     Distributions: Each  Class  of  Certificates   will  be  entitled  on  each
                    Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Principal Amount or Notional Amount of such Class, as applicable.

     Principal
     Distributions: Principal will be distributed on each  Distribution  Date to the most senior Class (i.e., the Class with the earliest alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Principal Amount is reduced to zero (sequential order). If, due to losses, the Certificate Principal Amounts of the Class B through Class F Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

     Credit
     Enhancement:   Each class of Certificates  (other than Classes A-1, A-2 and
                    X) will be subordinated to all other Classes with an earlier alphabetical Class designation.

     Advancing:     The Master  Servicer,  the Trustee and the Fiscal  Agent (in
                    that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

     Realized Losses
     and Expense
     Losses: Realized Losses and trust fund expenses, if any, will be allocated to the Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then to Classes A-1 and A-2 pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Class Pass-Through Rate, will be payable in subsequent periods, subject to available funds.

     Prepayment
     Interest
     Shortfalls:    For any  Distribution  Date,  any Net  Aggregate  Prepayment
                    Interest  Shortfall  not  offset,  as  applicable,   by  the
                    Servicing Fee for such Distribution Date, will generally be allocated to the Class F, Class E, Class D, Class C and
                    Class B Certificates, in that order, and then to Classes A-1 and A-2 pro rata, in each case reducing amounts payable thereto.

     Appraisal
     Reductions:    Any  appraisal  reduction  generally  will be created in the amount, if any, by which the Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal
                    Reduction Amount will reduce proportionately the amount of P&I Advanced for such loan, which reduction will be borne, in general, by a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

     Directing
     Class: The Directing Class will generally be the most subordinate Class of Certificates outstanding at any time. The Pooling Agreement provides that holders of Certificates evidencing greater than 50% of the Percentage Interests of the Directing Class may replace the Special Servicer provided that each Rating Agency confirms that such replacement will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to any Class of Certificates.

     Special
     Servicer:      In general, the Special Servicer has the right to modify the terms of a Specially Serviced Mortgage Loan if it determines that such modification would be in the best interests of the
                    Certificateholders,   provided  that  the  Special  Servicer
                    generally  may not  extend the  maturity  date of a Mortgage
                    Loan beyond two years prior to the Final Rated  Distribution
                    Date.

     Optional
     Termination:   The Depositor,  then the Master Servicer, then the holder of a majority of the LR Certificates will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the aggregate Certificate Principal Amount of all Classes of Certificates then outstanding is less than or equal to 1% of the initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate Scheduled
                    Principal Balances of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed Servicing Advances.

     Reports to
     Certificate-
     holders: The Trustee will prepare and deliver monthly Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee monthly reports summarizing the status of each Specially Serviced Mortgage Loan. The Master Servicer and Special Servicer will prepare and deliver to the Trustee an annual report setting forth certain information with respect to each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders upon request. A Report containing information regarding the Mortgage Loans will be available electronically.

                             $706.5 MM (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                                [GRAPHIC OMITTED]

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


The Class A-1, A-2 B, C, D, E and F Certificates are monthly pay, multi-class, sequential pay REMIC commercial mortgage pass-through certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]

                   Remaining Term to Effective Maturity Date

                              Grapevine Mills          120
                              Edens & Avant Pool I     120
                              Mall of New Hampshire    120
                              Westside Pavillion       117
                              North Town Mall          119
                              Edens & Avant Pool II    120
                              Crystal Park IV          119

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2



                           Collateral Characteristics
                           --------------------------

     Cut-Off Date Principal Balance: (as of October 1, 1998)       $706,465,702
     Number of Mortgage Loans:                                                7
     Number of Mortgaged Properties:                                         41
     Weighted Average Coupon:                                             6.49%
     Weighted Average Cut-Off Date LTV:                                   58.2%
     Weighted Average LTV at Effective Maturity Date:                     53.2%
     Weighted Average DSCR:                                               2.16x
     Weighted Average Original Amortization Term (Months):                  360
     Weighted Average Original Term to Effective Maturity Date
     (Months):                                                              121
     Weighted Average Remaining Term to Effective Maturity Date
     (Months):                                                              119
     Weighted Average Seasoning (Months):                                     2


------------------- ----------- ---------- -------- ------------ ------- --------- ---------- ------------ --------- ----------
                                Percentage           Principal                                             Original  Remaining
                     Cut-Off       of                Balance at   Cut-Off Effective                         Term to    Term to
                       Date      Cut-Off             Effective    Date   Maturity              Original    Effective Effective
                    Principal     Date               Maturity    LTV(2)    Date               Amortization Maturity  Maturity
Loan Name            Balance    Principal  Coupon      Date               LTV(2)   DSCR(2)      Term(4)      Date      Date
                                 Balance                                              (3)
------------------- ----------- ---------- -------- ------------ ------- --------- ---------- ------------ --------- ----------
Grapevine Mills     $155,000,000   21.9%    6.470%  $143,481,582  61.7%    56.8%     2.17x        360         121       120
Edens & Avant
Pool I               125,000,000   17.7     6.200    125,000,000  47.1     47.1      2.72          IO         120       120
Mall of New
Hampshire            105,000,000   14.9     6.955     93,305,773  65.2     57.2      1.67         360         126       120
Westside Pavilion    100,000,000   14.2     6.440     91,132,625  62.5     57.0      1.93         360         120       117
NorthTown Mall        84,426,244   12.0     6.680     73,062,731  58.5     49.7      1.73         360         120       119
Edens & Avant
Pool II               70,000,000    9.9     6.200     70,000,000  48.8     48.8      2.90          1O         120       120
Crystal Park IV       67,039,458    9.5     6.510     57,745,712  62.7     54.0      1.93         360         120       119
                    ------------  -----     -----   ------------  ----     ----      ----         ---         ---       ---
                    $706,465,702  100.0%    6.492%  $653,728,424  58.2%    53.2%     2.16x        360         121       119
                    ============  =====     =====   ============  ====     ====      ====         ===         ===       ===


--------------------------------------------------------------------------------
Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000
               (Letter of Credit) respectively for credit statistic calculations. Values for Edens & Avant Pools I and II and NorthTown Mall are based on recent acquisitions prices.
          (3) Based on Underwritable Net Cash Flow and actual debt service adjusted for credit enhancements.
          (4) Weighted Average Original Amortization Term excludes Edens & Avant Pools I and II. Edens and Avant Pools I and II begin a 240 month amortization term at their Effective Maturity Dates. Grapevine Mills, Mall of New Hampshire and Westside Pavilion have initial interest only periods of 48, 18 and 36 months respectively.

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                                  Loan Features


---------------------- ----------------------- --------------- ---------- ----------- ---------- ------------ ----------- ----------
                                                               Removal                              Cross     Bankruptcy-   Funded
                                                                  of       Capital    Lock Box   Collaterali-    Remote    Tax and
                                                 Principal     Property    Reserve      Sweep      zation     Borrowing   Insurance
Loan Name                Call Protection(1)      Repayment      Manager    Accounts    Account   (Pools Only)    Entity     Escrow
---------------------- ----------------------- --------------- ---------- ----------- ---------- ------------ ----------- ----------
Edens & Avant Pool I   Defeasance(2)           Effective           Yes        Yes      Yes(5)         Yes          Yes       Yes
                                               Maturity
Edens & Avant Pool II  Defeasance(2)           Effective           Yes        Yes      Yes(5)         Yes          Yes       Yes
                                               Maturity
Grapevine Mills        Defeasance(3)           Effective           Yes        Yes      Yes            N/A          Yes(8)    Yes(9)
                                               Maturity
Mall of New Hampshire  Defeasance              Effective           Yes        Yes      Yes(7)         N/A          Yes       Yes(10)
                                               Maturity
Westside Pavilion      Defeasance              Effective           Yes        Yes      Yes(6)         N/A          Yes       Yes(10)
                                               Maturity
NorthTown Mall         Defeasance              Effective           Yes        Yes      Yes(5)         N/A          Yes       Yes(10)
                                               Maturity
Crystal Park IV        Defeasance(4)           Effective           Yes        Yes      Yes            N/A          Yes       Yes
                                               Maturity


--------------------------------------------------------------------------------
Notes:    (1)  Locked out for 24 months  after  securitization  with  defeasance until the Effective Maturity Date except as noted below.
          (2)  Prepayable 60 days prior to the Effective Maturity Date.
          (3)  Prepayable 90 days prior to the Effective  Maturity Date.  Locked out for 36 months after securitization with defeasance until the Effective Maturity Date.
          (4)  Prepayable one month prior to the Effective Maturity Date.
          (5)  Soft  Lock-Box,  Borrower  to deposit  all  amounts  received  in connection with the properties within 1 business day of its receipt thereof.
          (6)  Springing Lock-Box,  based upon a DSCR test, an Event of Default, or on the Effective Maturity Date.
          (7)  Hard  Lock-Box,  but  Borrower  has access to the account  unless certain trigger events occur.
          (8)  Borrowing entity does not have an independent director.
          (9)  Tax escrow only.
          (10) Springing  funding of taxes  and/or  insurance  based upon a DSCR test, an Event of Default, or on the Effective Maturity Date.

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                                Property Overview


----------------------------------------------------------------------------------------------------------------------------------
                                             Borrowing Entity/                             Property                 Year Built/
Loan Name              Location              Sponsor                                       Type                      Renovated
----------------------------------------------------------------------------------------------------------------------------------
Edens & Avant Pool I   Eastern U.S.          State of Michigan Retirement System/Edens &   Anchored Retail            Various
                                             Avant
Edens & Avant Pool II  Southeastern U.S.     State of Michigan Retirement System/Edens &   Anchored Retail            Various
                                             Avant
Grapevine Mills        Grapevine, TX         Simon DeBartolo Group/Mills Corporation       Regional "Mills" Mall       1997
                       (Dallas/Ft. Worth)
Mall of New Hampshire  Manchester, NH        New England Development                       Regional Mall          1977/1996-1998
Westside Pavilion      Los Angeles, CA       The Macerich Company                          Regional Mall               1985
NorthTown Mall         Spokane, WA           JP Realty, Inc.                               Regional Mall         1955/1985/1992-1993
Crystal Park IV        Arlington, VA         Charles E. Smith                              Office                      1988

----------------------------------------------------------------------------------------------------------------------------------


                                           Cut-Off Date
                                               Loan                                      Loan PSF/               Appraised
Loan Name                                     Amount              Square Feet           Per Unit(2)                Value
----------------------------------------------------------------------------------------------------------------------------------

Grapevine Mills                           $155,000,000            1,241,769               $  117             $235,000,000
Edens & Avant Pool I                       125,000,000            2,100,452                   60              265,582,293(3)
Mall of New Hampshire                      105,000,000              329,913                  288              145,600,000
Westside Pavilion                          100,000,000              443,723                  225              160,000,000
NorthTown Mall                              84,426,244              709,870                  105              128,000,000(3)
Edens & Avant Pool II                       70,000,000            2,175,884                   32              143,567,822(3)
Crystal Park IV                             67,039,458              466,369                  144              107,000,000
                                          ------------            ---------               ------           --------------
Total/Weighted Average                    $706,465,702            7,467,980               $   95           $1,184,750,115
                                          ============            =========               ======           ==============



--------------------------------------------------------------------------------
Notes:    (1)  Square feet represents collateral square feet only.
          (2) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000 (Letter of Credit) respectively.
          (3)  Based on recent acquisition prices.

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                           Geographic Diversification


------------------------------------------------------------------------------------------------------------------------------------
                                    Percentage of                 Percentage of                           Percentage of    Weighted
                    Cut-Off Date    Total Cut-Off                     Total      Weighted                     Total        Average
       Number of   Allocated Loan  Date Allocated  Underwritable  Underwritable   Average    Appraised      Appraised      Cut-Off
State  Properties       Amount       Loan Amount     Cash Flow     Cash Flow(1)   DSCR(2)     Value(3)        Value(3)     Date LTV
------------------------------------------------------------------------------------------------------------------------------------
TX          1       $ 155,000,000        21.9%     $20,619,033          20.9%      2.17x    $235,000,000        19.8%        61.7%
NH          1         105,000,000        14.9       11,199,597          11.4       1.67      145,600,000        12.3         65.2
CA          1         100,000,000        14.2       12,632,326          12.8       1.93      160,000,000        13.5         62.5
VA          3          83,077,358        11.8       12,924,404          13.1       2.12      143,150,000        12.1         60.0
WA          1          84,426,244        12.0       10,028,711          10.2       1.73      128,000,000        10.8         58.5
MA          5          46,644,000         6.6        7,787,518           7.9       2.72       99,565,306         8.4         47.1
OH          4          35,887,000         5.1        5,991,384           6.1       2.72       78,448,496         6.6         47.1
CT          2          28,761,000         4.1        4,801,924           4.9       2.72       60,048,312         5.1         47.1
MS          8          15,440,700         2.2        2,750,702           2.8       2.90       29,572,853         2.5         48.8
GA          2          14,112,000         2.0        2,452,254           2.5       2.90       27,579,806         2.3         48.8
TN          1           8,651,000         1.2        1,912,644           1.9       2.72       18,100,000         1.5         47.1
SC          4           8,279,150         1.2        1,466,262           1.5       2.90       16,744,909         1.4         48.8
AL          2           6,432,150         0.9        1,235,530           1.3       2.90       12,673,000         1.1         48.8
NC          2           6,176,100         0.9        1,073,229           1.1       2.90       12,032,254         1.0         48.8
FL          1           3,521,700         0.5          714,054           0.7       2.90        8,815,000         0.7         48.8
NY          2           3,233,000         0.5          539,766           0.5       2.72        6,532,097         0.6         47.1
IN          1           1,824,000         0.3          304,605           0.3       2.72        2,888,082         0.2         47.1
           --        ------------       -----      -----------         -----       ----   --------------       -----         ----

Total      41        $706,465,702       100.0%     $98,433,943         100.0%      2.16x  $1,184,750,115       100.0%        58.2%
           ==        ============       =====      ===========         =====       ====   ==============       =====         ====



--------------------------------------------------------------------------------
Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Based on Underwritable Net Cash Flow and actual debt service adjusted for credit enhancements.
          (3) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000
               (Letter of Credit) respectively for credit statistic calculations. Values for Edens & Avant Pools I and 11 and NorthTown Mall are based recent acquisitions prices.

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                 Commercial Mortgage Pass-Through Certificates
                                Series 1998-XL2


                         Properity Type Diversification
                         ------------------------------

                               [GRAPHIC OMITTED]

                         Achored Retail           27.6%
                         Office                    9.5%
                         Regional Mall            41.0%
                         Regional "Mills" Mall    21.9%


------------------------------------------------------------------------------------------------------------------------------------
                                             Percentage of
                                             Total Cut-Off              Percentage of                          Percentage  Weighted
                               Cut-Off Date      Date                       Total      Weighted                 of Total   Average
                    Number of    Allocated    Allocated    Underwritten  Underwritten  Average    Appraised    Appraised   Cut-Off
Property Type       Properties  Loan Amount   Loan Amount   Cash Flow    Cash Flow(l)  DSCR(2)      Value(3)    Value(3)   Date LTV
------------------------------------------------------------------------------------------------------------------------------------
Regional Mall            3      $289,426,244     41.0%     $33,860,634       34.4%       1.78x    $433,600,000    36.6%      62.3%
Anchored Retail         36       195,000,000     27.6       34,110,063       34.7        2.78      409,150,115    34.5       47.7
Regional
  "Mills" Mall           1       155,000,000     21.9       20,619,033       20.9        2.17      235,000,000    19.8       61.7
Office                   1        67,039,458      9.5        9,844,213       10.0        1.93      107,000,000     9.0       62.7
                        --      -- ---------     - --      -----------      -----        ----   --------------   -----       ----

Tatal                   41      $706,465,702    l0O.0      $98,433,943      100.0%       2.16x  $1,184,750,115   100.0%      58.2%
                        ==      ============    =====      ===========      =====        ====   ==============   =====       ====



--------------------------------------------------------------------------------
Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Based on Underwritable Net Cash Flow and actual debt service adjusted for credit enhancements.
          (3) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and S9,500,000
               (Letter of Credit) respectively for credit statistic calculations. Values for Edens & Avant Pools I and II and NorthTown Mall are based on recent acquisitions prices.

--------------------------------------------------------------------------------
[LOGO OMITTED]         Preliminary Collateral Term Sheet:
                                 Grapevine Mills
--------------------------------------------------------------------------------

                                Loan Information

                       Original             Cut-Off Date

Principal Balance:  $155,000,000          $155,000,000

Origination Date:   August 12, 1998

Interest Rate:      6.47%

Amortization:       Interest only until September 1, 2002; 360 months thereafter
                    (beginning October 1, 2002).

Hyperamortization:  Alter  the  Effective   Maturity  Date,  the  interest  rate
                    increases to the greater of 8.47%  or  the then current U.S.
                    Treasury  rate plus  2.0%.   All excess cash flow is used to
                    reduce the outstanding principal balance; the additional 2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:               October 1, 2008

Maturity Date:      September 1, 2032

Borrower/Sponsor:   A single-purpose  entity controlled by the Mills Corporation
                    (37.5%) and the Simon DeBartolo Group (37.5%). Borrowing entity does not have an independent director on its board.

Call Protection:    3-year  lockout  from the  closing  date with U.S.  Treasury defeasance thereafter. Loan prepayable at par beginning 90 days prior to the Effective Maturity Date.

Removal of
Property Manager:   Management  may be  terminated  (i) if the DSCR for the loan falls below 1.15x, (ii) for cause, (iii) upon an Event of Default, or (iv) after the Effective Maturity Date.

Up Front Reserves:  Simon DeBartolo Group L.P. and The Mills Limited Partnership
                    have guaranteed $10,000,000 of the loan amount ($5 MM each) until the time the property NOI provides a 1.50x DSCR using a 9.0% constant on a trailing 12 month basis.

General Monthly
Reserves:           1/12 of annual Property Taxes,  Tenant  Rollover  Reserve of
                    $16,667 ($200,000 annually), Capital Reserves of $0.l5 psf per annum beginning, in year 6.

Collection Account: Hard Lock-Box

Cross-
Collateralization/
Default:            N/A


Mezzanine Loans:    N/A

--------------------------------------------------------------------------------
[LOGO OMITTED]         Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------


                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                              Property Information

Single
Asset/Portfolio:    Single Asset

Property Type:      Regional "Mills" Mall

Location:           Grapevine,  Texas (Dallas/Ft. Worth)

Year
Built/Renovated:    1997

The Collateral:     Single-level, four-anchor regional "Mills" mall with a total
                    GLA of 1,241,769 s.f., anchor space of 315,702 s.f., major space (mini-anchor) of 382,968 s.f., and mall store space of 543,099 s.f. Collateral consists of anchor, major and mall store space for a total of 1,241,769 s.f.

                    Anchors include JC Penney (106,207 s.f.), Burlington Coat Factory (100,102 s.f.), and AMC Theatres (109,393 s.f.).

Property
Management:         The Mills Corporation

Percent of Mall
Store Space Leased
as of June 1, 1998: 91%

Comparable Store
Average Occupancy
Cost as of June 1,
1998:               11.7%

1998 Budgeted Net
Operating
Income(1):          $21,426,109

Underwritable Net
Cash Flow:          $20,619,033

Appraised Value:    $235,000,000

Appraised By:       Cushman & Wakefield, Inc.

Appraisal Date:     July 17, 1998

                    Cut-Off Date         EMD(2)
Loan/SF(3):           $117                $107
LTV(3):               61.7%               56.8%
DSCR(3) (4):          2.17x               2.35x


Notes: (1) Grapevine Mills opened in October, 1997.
       (2) Effective Maturity Date
       (3) Loan Amount used for calculations is net of the $10,000,000 guarantee
       (4) Based on Underwritable Net Cash Flow and Actual
           Debt Service

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]               Grapevine Mills
--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                   Annualized Base Rent By Parent Company(1)


--------------------------- ---------------------------- ---------- --------- ------------- ------------ -----------
                                                                    % of                    % of Total   Annualized
     Tenant or Tenant                                     Tenant     Total     Annualized   Annualized   Base Rent
      Parent Company                Store Name              GLA       GLA      Base Rent     Base Rent     per SF
--------------------------- ---------------------------- ---------- --------- ------------- ------------ -----------
Host Marriott Services      Host Marriott-Food Court       33,903      2.7%    $1,158,890        5.8%       $34.18
                            Master Lease
                                 Subleased to:
                                 -------------
                                 Chili's Too
                                 Dick Clark's American
                                 Bandstand Grill
                                 Cold Stone Creamery
                                 Starbucks Coffee
                                 Corner Bakery
                                 Juice Works

Sega Inc.                   Sega Gameworks                 32,223      2.6        594,244        3.0         18.44

Sports Authority, Inc.      Sports Authority               48,763      3.9        582,000        2.9         11.94

Rainforest Cafe             Rainforest Cafe                22,602      1.8        565,050        2.8         25.00

Just For Feet               Just For Feet                  19,920      1.6        517,290        2.6         25.97

Off Rodeo Drive, Beverly    Off Rodeo Drive, Beverly       24,203      1.9        508,473        2.5         21.01
Hills                       Hills

Virgin, Inc.                Virgin Megastores              27,490      2.2        453,585        2.3         16.50

The Gap, Inc.               Gap Outlet                     33,098      2.7        397,176        2.0         12.00
                            Old Navy

Bed Bath & Beyond, Inc.     Bed Bath & Beyond              40,340      3.2        373,145        1.9          9.25

Group USA                   Group USA                      23,257      1.9        325,598        1.6         14.00
                                                         ---------   -----    -----------      -----        --------

Total/Weighted Average (10 Largest)                       305,799     24.6%    $5,475,451       27.2%       $17.91

Remaining Mall Stores                                     570,458     45.9     10,984,740       54.6         19.26

Vacant Space                                               48,910      3.9             --        0.0          0.0
                                                         ---------   -----    -----------      -----        --------

Total (excluding anchors)                                 926,067     74.6%   $16,460,191       81.8%       $18.78(2)
                                                         =========   =====    ===========      =====        ========

Burlington Coat Factory,    Burlington Coat Factory       100,102      8.1        500,510        2.5          5.00
Inc.

AMC Inc.                    American Multi-Cinema         109,393      8.8      2,625,432       13.1         24.00

J.C. Penney, Co., Inc.      JCPenney                      106,207      8.6        528,410        2.6          4.98
                                                         ---------   -----    -----------      -----        --------

Total (including anchors)                                1,241,769   100.0%   $20,114,543      100.0%       $16.88(2)
                                                         =========   =====    ===========      =====        ========


--------------------------------------------------------------------------------
Notes:    (1)  Based on the June 1, 1998 rent roll.
          (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]               Grapevine Mills
--------------------------------------------------------------------------------



                                              Credit Rating
                                                of Parent                                             Operating
                                                Company(1)                Anchor-Owned/     Lease      Covenant        REA
       Anchors            Parent Company      (S&P/Moody's)      GLA       Collateral     Expiration  Expiration   Termination
--------------------------------------------------------------------------------------------------------------------------------
Burlington Coat        Burlington Coat            - / -        100,102    Anchor-owned    1/31/13     10/29/00         N/A
Factory                Factory, Inc.
JCPenney               J.C. Penney Co.,           A/A2         106,207    Anchor-owned    10/31/12       N/A           N/A
                       Inc.
American Multi-Cinema  AMC Inc.                   BB-/ -       109,393    Anchor-owned    12/31/17    12/18/07         N/A
--------------------------------------------------------------------------------------------------------------------------------

Note:     (1)  Ratings as of August 1, 1998


                          Lease Expiration Schedule(1)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Cumulative
                                                                                                    Percent of    Percent of
                      Number of                                                         Annualized  Total           Total
                        Leases     Expiring    Percent of  Cumulative     Annualized    Base Rent   Annualized    Annualized
  Year Expiration      Expiring       SF        Total SF     % of SF      Base Rent       Per SF    Base Rent     Base Rent
-------------------------------------------------------------------------------------------------------------------------------
       Vacant              27       49,810         4.0%         4.0%    $        -         $    -        0.0%        0.0%
        1998                2        2,836         0.2          4.2%        82,426          29.06        0.4         0.4%
        1999                2        7,979         0.6          4.9%       135,901          17.03        0.7         1.1%
        2000                9       17,277         1.4          6.3%       473,076          27.38        2.4         3.4%
        2001                9       23,213         1.9          8.1%       526,817          22.69        2.6         6.1%
        2002               59      213,097        17.2         25.3%     4,504,632          21.14       22.4        28.5%
        2003               14       40,189         3.2         28.5%       932,736          23.21        4.6        33.1%
        2004                4       10,802         0.9         29.4%       288,178          26.68        1.4        34.5%
        2005                4       25,336         2.0         31.5%       498,203          19.66        2.5        37.0%
        2006                1        7,514         0.6         32.1%       127,738          17.00        0.6        37.6%
        2007               32      238,482        19.2         51.3%     4,637,730          19.45       23.1        60.7%
        2008               16      155,213        12.5         63.8%     2,439,501          15.72       12.1        72.8%
     Thereafter            12      450,021        36.2        100.0%     5,467,605          12.15       27.2       100.0%
                          ---     ---------      -----                  -----------        --------    -----

       Total              191     1,241,769      100.0%                 $20,114,543        $16.88(2)   100.0%
                          ===     =========      =====                  ===========        ========    =====



--------------------------------------------------------------------------------
Notes:    (1)  Data based on the June 1, 1998 Rent Roll.
          (2)  Total annual rent per square foot excludes vacant square feet.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]               Grapevine Mills
--------------------------------------------------------------------------------


                                Sales Analysis(1)
--------------------------------------------------------------------------------
                                                   Projected 1998 Sales
                                                   --------------------

                                     Square         Total
                                     Footage       (000s)         Per SF
                                     -------       ------         ------
Anchor Stores
-------------
   American Multi-Cinema            109,393         $13,750       $125.69
   Burlington Coat Factory          100,102          12,658        126.45
   JCPenney                         106,207          25,638        241.40
                                    -------         -------       -------
Total Anchor Stores                 315,702         $52,046       $164.86

Major Store
-----------
   American Wilderness               32,285            $399        $70.95(2)
   Bed Bath & Beyond                 40,340           7,060        175.00
   Books-A-Million                   23,967           3,448        143.85
   Group USA                         23,257           2,517        108.23
   Marshalls                         29,397           4,410        150.02
   Off Rodeo Drive, Beverly
   Hills                             24,203           3,002        124.03
   Old Navy                          23,329           8,541        366.11
   Rainforest Cafe                   22,602          14,919        660.07
   Saks Fifth Avenue                 34,982           7,784        222.51
   Sega Gameworks                    32,223           5,122        158.95
   Sports Authority                  48,763           6,062        124.32
   Virgin Megastores                 27,490           6,957        253.07
   Western Warehouse                 20,130           3,083        153.15
                                    -------         -------       -------
Total Major Store Sales             382,968         $73,304       $205.73(2)

Mall Stores
-----------
   Mall Stores                      493,289        $158,654       $321.64
   Vacant                            49,810             N/A         N/A
                                    -------         -------       -------
Total Mall Store                    543,099        $158,654       $321.64(3)

Total Sales - Anchors, Majors
and Mall Stores                   1,241,769        $284,004       $243.72(2)(3)
                                  =========        ========       =======


--------------------------------------------------------------------------------
Notes:    (1)  Projected sales provided by the Mills Corporation. Square footage is based on the June 1, 1998 rent roll.
          (2)  Sales per square foot for American  Wilderness,  Total Majors and
               Total Mall & Anchors reflect that American Wilderness has only been operating on 5,624 of square feet.
          (3)  Sales per square foot exclude vacant space.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]             Edens & Avant Pool I
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $125,000,000        $125,000,000

Origination Date:     September 18, 1998

Interest Rate:        6.20%

Amortization:         Interest only until Effective Maturity Date

Hyperamortization:    After the  Effective  Maturity  Date,  the  interest  rate increases to the greater of 8.20% or the then current U.S.
                      Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                      2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:                 October 1, 2008

Maturity Date:        October  1, 2028

Borrower/Sponsor:     A single purpose, bankruptcy-remote entity wholly owned by the State of Michigan Retirement System and Edens & Avant,
                      Inc. principals and family members.

Call Protection:      2-year lockout from the date of  securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning 60 days prior to the Effective Maturity Date.

Removal of
Property Manager:     Management may be terminated  (i) if the DSCR for the loan falls below 1.25x, (ii) for cause, (iii) upon an event of default or (iv) six months after the Effective Maturity
                      Date.

Up Front Reserves:    2 months of all  required  escrows to be funded at closing for the term of the loan. Immediate deferred maintenance escrow TBD.

General Monthly
Reserves:             1/12 of  annual  Property  Taxes  and  Insurance,  Capital
                      Reserves of $.20 psf per annum.

Collection Account:   Soft Lock-Box- Borrower to deposit all amounts received in connection with the properties within 1 business day of its receipt thereof. Springs to Hard Lock-Box if DSCR drops to 1.25x.

Cross-
Collateralization/
Default:              Cross-collateralized and cross-defaulted.

Mezzanine Loans:      N/A


                              Property Information

Single
Asset/Portfolio:      Portfolio

Property Type:        Anchored Retail

Location:             State                 Percent
                      -----                 -------
                      Massachusetts         37.3%
                      Ohio                  28.7
                      Connecticut           23.0
                      Other States          11.0

Year
Built/Renovated:      Between 1956 and 1997

The Collateral:       15  anchored-retail  shopping  centers with a total GLA of
                      2,100,452 s.f.

Property
Management:           Edens & Avant, Inc./Samuels

Percent of Pool
Leased as of
April-June 1998:      97%

1997 Net Operating
Income:               $21,358,498

Underwritable Net
Cash Flow:            $21,337,841

Recent Purchase
Price:                $265,582,293

Market Study
Performed By(1):      Cushman & Wakefield

Market Study Date:    August, 1998

                      Cut-Off Date         EMD(2)

Loan/SF:                $60                  $60

LTV(3):                 47.1%                47.1%

DSCR(4):                2.72x                2.72x

                        1996                 1997

Sales PSF(5):           $357                 $363

Notes:    (1)  One property had an appraisal  performed by O. Marshall  Dodds in
               June, 1998.
          (2)  Effective Maturity Date
          (3)  Value based on recent purchase price
          (4)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (5)  Available Comparable Store Sales

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]             Edens & Avant Pool I
--------------------------------------------------------------------------------


                             Property Summary Table


------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized
                                                                  Occupancy                 Annualized       Base Rent
                              Allocated                  Year       as of                    Base Rent       PSF as of
                                 Loan                    Built/     April-                  as of April-     April-June,
Property Name     Location      Amount         SF      Renovated  June, 1998       UCF      June, 1998       1998(6)
------------------------------------------------------------------------------------------------------------------------
Fairlawn Town  Fairlawn, OH   $18,512,000     353,191  1958/70/96    91.3%     $3,090,396   $3,481,781        $10.79
Centre
Shopping
Center
Bishops Corner West            16,570,000     123,796    1970       100.0       2,766,516    2,817,788         22.76
               Hartford, CT
South Bay      Boston, MA      14,180,000     121,540    1994       100.0       2,367,435    2,376,885         19.56
Center
Brookside/
Brookway       Bridgeport, CT  12,191,000     158,990    1957        94.8       2,035,408    2,235,660         14.83
Shopping
Center
Winchester     Memphis, TN      8,651,000     244,992    1987        97.4       1,912,644    2,029,331          8.50
Court
Shopping
Center
Middlesex Mall Burlington, MA   9,808,000     222,218  1974/1991     97.7       1,637,585    1,826,937          8.41
Westown        Cleveland, OH    9,806,000     169,059    1987        99.4       1,637,208    1,813,573         10.79
Square
Shopping
Center
Burlington     Burlington, MA   9,043,000     190,300  1974/1997    100.0       1,509,724    1,758,979          9.24
Crossroads

Shrewsbury     Shrewsbury, MA   7,828,000      74,215    1993       100.0       1,306,974    1,304,816         17.58
Crossing
Shopping
Center
Buckeye Plaza  Cleveland, OH    6,247,000     117,281    1989        96.7       1,043,009    1,083,657          9.56
Acton Plaza    Acton, MA        5,785,000     136,233  1972/1994     99.2         965,800    1,118,700          8.28

Eastchester    Eastchester,     2,281,000      23,375  1956/1988     92.3         380,790      382,579         17.73
Plaza          NY
Elkhart Plaza  Elkhart, IN      1,824,000      97,560  1972/1992    100.0         304,605      279,513          2.87


Columbia-
Detroit        Westlake, OH     1,322,000      49,602  1979/1995    100.0         220,771      240,916          4.86
Center at      Patchogue, NY      952,000      18,100    1991       100.0         158,976      205,000         11.33
                             ------------   ---------                ----      ----------- -----------        ------
Patchogue

Totals                       $125,000,000   2,100,452                97.2%     $21,337,841 $22,956,115        $11.24(6)
                             ============   =========                ====      =========== ===========        ======

----------------------------------------


                  Primary Tenants with
                  15,000 SF or greater
Property Name     as of April-June 1998
---------------------------------------
Fairlawn Town     (1)
Centre
Shopping
Center
Bishops Corner    Adams/Bozzuto's (2011) and
                  Marshalls (2006)
South Bay         (2)
Center
Brookside/
Brookway          Stop & Shop (2013), Staples
Shopping          (2003) and Marshalls (2008)
Center
Winchester        (3)
Court
Shopping
Center
Middlesex Mall    (4)
Westown           Finast (2012)
Square
Shopping
Center
Burlington        Marshalls (2008), Michael's
Crossroads        (2008) and Service
                  Merchandise (2004)
Shrewsbury        Stop & Shop (2012)
Crossing
Shopping
Center
Buckeye Plaza     Finast (2010)
Acton Plaza       Ames (2003) and Roche Bros.
                  (2015)
Eastchester       Thriftway (2001)
Plaza
Elkhart Plaza     Fleet Supply of Elkhart
                  (2000) and Martin's
                  Supermarkets (2000)
Columbia-
Detroit           Finast (2003)
Center at         (5)
Patchogue

Totals


--------------------------------------------------------------------------------
Notes:    Major tenants and lease expirations:
          (1) US Post Office (1999), Courtyard (2003), Marc's (2006), Giant Eagle (2022) and Circuit City (2017)
          (2) Marshalls (2014), Office Max (2010), Stop & Shop (2018), Toys R Us, K-Mart and Home Depot are shadow anchors.
          (3)  Seessel's,  Inc. (2002), K & B Store (2007),  Samuel's  Furniture
               (2002),  Decor 8 (2002)  Stein  Mart  (2002) and Malco 8 Theatres
               (2009)
          (4)  Demoulas  Market Basket (2000),  Caldor (2000),  Linens n' Things
               (2017), Loehmann's (2001) and Joann Fabric Shop (2003)
          (5)  Blockbuster (6,000 s.f. expires 2001)
          (6) Annualized base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------
                        Preliminary Collateral Term Sheet
[GRAPHIC OMITTED]             Edens & Avant Pool I
--------------------------------------------------------------------------------


              Ten Largest Tenants Based on Annualized Base Rent(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % of                      % of Total     Annualized
     Tenant or Tenant                              No. of        Tenant         Total       Annualized    Annualized       Base Rent
      Parent Company             Store Name        Stores          GLA          GLA(1)       Base Rent      Base Rent       per SF
------------------------------------------------------------------------------------------------------------------------------------
Royal Ahold NV               Stop & Shop                6         349,144        16.6%     $4,446,285        19.4%        $12.73
                             Bi-Lo
                             Finast

The TJX Companies            Marshalls                  4         128,224         6.1       2,162,468          9.4          16.86

Intercontinental Holding     Adams/Bozzuto's            1          59,016         2.8       1,386,876          6.0          23.50
Company

Giant Eagle Inc.             Giant Eagle                1          78,181         3.7         840,446          3.7          10.75

Linens n' Things Inc.        Linens n' Things           1          38,100         1.8         762,000          3.3          20.00

Circuit City Stores, Inc.    Circuit City               1          39,840         1.9         496,431          2.2          12.46

Blockbuster Entertainment    Blockbuster Video          4          24,614         1.2         456,391          2.0          18.54
Group

Office Max Inc.              Office Max                 1          23,400         1.1         427,050          1.9          18.25

Staples, Inc.                Staples                    1          25,200         1.2         403,200          1.8          16.00

CVS Corporation              CVS/Revco                  5          43,408         2.1         395,591          1.7           9.11
                                                      ---       ---------       -----     -----------        -----         ------
    Total/Weighted Average (10 Largest)                25         809,127        38.5%    $11,776,738         51.3%        $14.55

Other Major Tenants                                    57         976,107        46.5       7,305,796         31.3           7.48
(greater than 5,000 square
feet)

Remaining Tenants                                     126         257,161        12.2       3,873,581         16.9          15.06

Vacant Space                                           47          58,057         2.8               0          0.0           0.00
                                                      ---       ---------       -----     -----------        -----         ------
    Total/Weighted Average                            255       2,100,452       100.0%    $22,956,115        100.0%        $11.24(2)
                                                      ===       =========       =====     ===========        =====         ======


--------------------------------------------------------------------------------
Note: (1) Data based on the most recent available Rent Roll (April-June, 1998).
      (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------
                        Preliminary Collateral Term Sheet
[GRAPHIC OMITTED]             Edens & Avant Pool I
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Lease Expiration Schedule(1)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cumulative
                                                                                                          Percent of     Percent of
                  Number of                                                                   Annual         Total          Total
     Year          Leases        Expiring      Percent of     Cumulative     Annualized      Base Rent    Annualized     Annualized
  Expiration      Expiring          SF          Total SF        % of SF       Base Rent       Per SF       Base Rent      Base Rent
------------------------------------------------------------------------------------------------------------------------------------
Vacant                47          58,057           2.8%            2.8%     $        -            -             0.0%          0.0%
M-T-M                 10          18,485           0.9             3.6%        319,610        $  17.29          1.4           1.4%
1998                  10          19,471           0.9             4.6%        264,127           13.57          1.2           2.5%
1999                  23          86,565           4.1             8.7%        675,409            7.80          2.9           5.5%
2000                  30         260,324          12.4            21.1%      1,541,404            5.92          6.7          12.2%
2001                  24          91,993           4.4            25.5%      1,250,259           13.59          5.4          17.6%
2002                  27         220,737          10.5            36.0%      1,867,044            8.46          8.1          25.8%
2003                  30         281,915          13.4            49.4%      2,514,765            8.92         11.0          36.7%
2004                   8         112,192           5.3            54.7%        697,104            6.21          3.0          39.8%
2005                   6          32,420           1.5            56.3%        465,480           14.36          2.0          41.8%
2006                  10         124,952           5.9            62.2%      1,926,121           15.41          8.4          50.2%
2007                   8          65,906           3.1            65.4%        721,176           10.94          3.1          53.2%
2008                   6          90,247           4.3            69.7%      1,187,361           13.16          5.2          58.5%
Thereafter            16         637,188          30.3           100.0%      9,526,255           14.95         41.5         100.0%
                     ---       ---------         -----                     -----------        --------        -----

Total                255       2,100,452         100.0%                    $22,956,115        $  11.24(2)     100.0%
                     ===       =========         =====                     ===========        ========        =====


--------------------------------------------------------------------------------
Notes:    (1)  Data based on the most recent  available  Rent Roll  (April-June,
               1998).
          (2)  Total  annual base rent per square foot  excludes  vacant  square footage.


               Largest Tenants (Over $12MM in 1997 Sales) Based on
             Available Comparable Store 1996 and 1997 Sales History


------------------------------------------------------------------------------------------------------------------------------------
                                                                              Annual 1996 Sales                Annual 1997 Sales
                                           No. of         Square
              Store Name                   Stores          Feet         Total (000s)       Per SF        Total (000s)        Per SF
------------------------------------------------------------------------------------------------------------------------------------
Stop and Shop                                 3         183,444          $111,198            $606          $106,217           $579
Finast                                        2          95,500            38,725             405            35,282            369
Marshalls                                     4         128,224            29,385             229            34,891            272
Roche Bros.                                   1          26,943            28,709           1,066            33,315          1,236
Marc's                                        1          36,396            14,243             391            16,865            463
CVS/Revco                                     4          36,820            16,858             458            16,181            439
                                             --         -------          --------            ----          --------           ----
Total Largest Tenants                        15         507,327           239,118            $471          $242,751           $478
Other Comparable Stores                      50         313,662            53,580             171            55,654            177
                                             --         -------          --------            ----          --------           ----
Grand Total                                  65         820,989          $292,698            $357          $298,405           $363
                                             ==         =======          ========            ====          ========           ====


--------------------------------------------------------------------------------
                      Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]            Mall of New Hampshire
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $105,000,000        $105,000,000

Origination Date:     March  24, 1998

Interest Rate:        6.955%

Amortization:         Interest only until October 1, 1999; 360 months thereafter
                      (beginning November 1, 1999).

Hyperamortization:    After  the  Effective  Maturity Date,  the  interest  rate increases to  the greater  of  11.955% or the then current
                      U.S. Treasury rate plus 5.0%. All excess cash flow is used
                      to    reduce  the  outstanding   principal  balance;   the
                      additional 5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:                 October 1, 2008

Maturity Date:        April 1, 2028

Borrower/Sponsor:     A special purpose bankruptcy-remote entity wholly owned by the principals of New England Development, Inc.

Call Protection:      2-year lockout from the date of  securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective Maturity Date.

Removal of
Property Manager:     Management may be terminated  upon (i) an Event of Default or (ii) bankruptcy or insolvency of the property manager.



Up Front Reserves:    $10,000,000  Letter of Credit,  reduced  upon  achieving a
                      1.25x  DSCR  at a 9% loan  constant  based  on  annualized
                      trailing  six  month  operating   history   (adjusted  for
                      seasonal items).

General Monthly
Reserves:             Capital  Expenditures and Tenant Rollover Reserve of $1.20
                      psf per annum or to a maximum of $1,000,000 at any one time. Springing reserves for Ground Rent, Property Taxes, and Insurance, if DSCR falls below 1.25x, or upon an Event of Default.

Collection Account:   Hard Lock-Box

Cross-
Collateralization/
Default:              N/A

Mezzanine Loans:      N/A


                              Property Information

Single
Asset/Portfolio:      Single Asset

Property Type:        Regional Mall

Location:             Manchester,  New Hampshire

Year Built/Expanded:  1977/1996-1998

The Collateral:       Single-level,  four-anchor regional mall  with a total GLA of 793,533 s.f., anchor space of 463,620 s.f., and mall store space of 329,913 s.f. Collateral consists of mall store space for a total of 329,913 s.f.

                      Anchors include: JC Penney (101,388 s.f.), Filene's (165,000 s.f.), Sears (136,464 s.f.) and a space to be occupied by Best Buy (41,243 s.f.) and Kitchens, Etc (19,525 s.f.).

Property
Management:           WellsPark Group

Percent of Mall
Store Space Leased
as of July 15, 1998:  91%

Comparable Store
Average Occupancy
Cost as of July 15,
1998:                 14.9%

LTM June, 1998 Net
Operating Income:     $9,950,487

Underwritable Net
Cash Flow:            $11,199,597

Appraised Value:      $145,600,000

Appraised By:         Cushman & Wakefield, Inc.

Appraisal Date:       September 24, 1998

                      Cut-Off Date         EMD(1)
Loan/SF(2):             $288                 $253

LTV(2):                 65.2%                57.2%

DSCR(2) (3):            1.67x                1.91x

                        1996                 1997
Mall Store Sales
PSF(4):                 $349                 $371

Notes:    (1)  Effective Maturity Date
          (2) Loan Amount used for calculations net of the $10,000,0000 Letter of Credit
          (3)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (4)  Comparable Mall Store Sales

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]            Mall of New Hampshire
--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                    Annualized Base Rent By Parent Company(1)


------------------------------------------------------------------------------------------------------------------------
                                                                         %                    % of Total    Annualized
       Tenant or Tenant                                    Tenant     of Total   Annualized   Annualized    Base Rent
        Parent Company                 Store Name           GLA         GLA       Base Rent    Base Rent      per SF
------------------------------------------------------------------------------------------------------------------------
B. Dalton BookSellers            B. Dalton                10,038       3.0%        $443,482     4.1%          $44.18
                                 B. Dalton Software
The Limited Inc                  Bath & Body Works        14,270       4.3          428,100     3.9            30.00
                                 Limited Express
                                 Victoria's Secret
Casual Corner Group Inc.         Casual Corner            12,232       3.7          413,001     3.8            33.76
                                 Petite Sophisticate
                                 Contempo Casuals
The Gap, Inc                     The Gap                  9,913        3.0          327,129     3.0            33.00
                                 Gap Kids
Venator Group, Inc.              FootLocker               7,477        2.3          286,625     2.6            38.33
                                 Kids FootLocker
                                 Afterthoughts Boutique
                                 Lady FootLocker
Levi Strauss & Co.               Design By Levis          8,741        2.6          262,230     2.4            30.00
Olympia Sport Center             Olympia Sport Center     15,000       4.5          225,000     2.1            15.00
Record Town                      Record Town              6,926        2.1          213,000     1.9            30.75
Eastern Mountain Sports          Eastern Mountain         6,945        2.1          208,350     1.9            30.00
                                 Sports
Northern Experience              Northern Experience
  (Reflection)                   (Reflection)             8,000        2.4          200,000     1.8            25.00
                                                          -------      -----     -----------    -----      --------
Total/Weighted Average (10                                99,542       30.2%     $3,006,917     27.5%         $30.21
  Largest)
Remaining Mall Stores                                     200,532      60.8       7,941,419     72.5           39.60
Vacant Space                                              29,839       9.0                      0.0             0.00
                                                          -------      -----     -----------    -----      --------
                                                                                      0
Total (excluding anchors)                                 329,913      100.0%    $10,948,336    100.0%     $36.49(2)
                                                          =======      =====     ===========    =====      ========
Filene's                         Filene's                 165,000
JC Penney Co., Inc.              JCPenney                 101,388
Sears Roebuck & Co.              Sears                    136,464
Best Buy Co., Inc.               Best Buy                  41,243
Kitchens Etc..                   Kitchens Etc.             19,525
                                                          -------
Total (including anchors)                                 793,533
                                                          =======


--------------------------------------------------------------------------------
Notes:    (1)  Based on the July 15, 1998 rent roll.
          (2) Total annualized base rent per square foot excludes vacant square footage and rent.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]             Mall of New Hampshire
--------------------------------------------------------------------------------

                                Credit Rating
                                  of Parent                                              Operating
                                  Company(1)               Anchor-Owned/      Lease      Covenant         REA
 Anchors     Parent Company     (S&P/Moody's)      GLA       Collateral     Expiration  Expiration    Termination
--------------------------------------------------------------------------------------------------------------------
Filene's    Filene's                - / -        165,000    Anchor-owned       N/A          N/A           N/A
JCPenney    JC Penney Co.,           A/A2        101,388    Anchor-owned       N/A        4/30/13         N/A
            Inc.
Sears       Sears Roebuck & Co.      A/A2        136,464    Anchor-owned       N/A       11/15/11         N/A
--------------------------------------------------------------------------------------------------------------------

Note:     (1)  Ratings as of August 1, 1998


                     Mall Store Lease Expiration Schedule(1)


------------------------------------------------------------------------------------------------------------------------
                                                                                                           Cumulative
                                                                                            Percent of     Percent of
               Number of                                                        Annualized     Total         Total
    Year         Leases     Expiring   Percent of   Cumulative    Annualized    Base Rent   Annualized     Annualized
 Expiration     Expiring       SF       Total SF     % of SF       Base Rent      Per SF     Base Rent     Base Rent
------------------------------------------------------------------------------------------------------------------------
 Vacant           19         29,839       9.0%          9.0%     $         -      $    -        0.0%          0.0%
 1999             10         22,816       6.9          16.0%       1,035,301       45.38        9.5           9.5%
 2000              4          8,564       2.6          18.6%         386,010       45.07        3.5          13.0%
 2001              3          3,465       1.1          19.6%         263,817       76.14        2.4          15.4%
 2002              2          5,124       1.6          21.2%         209,388       40.86        1.9          17.3%
 2003              5         18,611       5.6          26.8%         760,803       40.88        6.9          24.3%
 2004              4          8,555       2.6          29.4%         317,705       37.14        2.9          27.2%
 2005              7         17,191       5.2          34.6%         703,512       40.92        6.4          33.6%
 2006              4          6,836       2.1          36.7%         413,500       60.49        3.8          37.4%
 2007             23         60,628      18.4          55.1%       1,946,695       32.11       17.8          55.1%
 2008             43        118,186      35.8          90.9%       3,726,345       31.53       34.0          89.2%
 Thereafter        9         30,098       9.1         100.0%       1,185,260       39.38       10.8         100.0%
                 ---        -------     -----                    -----------      --------    -----
    Total        133        329,913     100.0%                   $10,948,336      $36.49(2)   100.0%
                 ===        =======     =====                    ===========      ========    =====




--------------------------------------------------------------------------------
Notes:    (1)  Data based on the July 15, 1998 Rent Roll.
          (2) Total annual base rent per square foot excludes vacant square footage.

                                Sales Analysis(1)


---------------------------------------------------------------------------------------------------------------
                                                         Annual 1996 Sales             Annual 1997 Sales
                                                       ----------------------      ----------------------------
                                        Square
                                        Footage        Total (000s)    Per SF       Total (000s)      Per SF
                                        -------        ------------    ------       ------------      ------
Anchor Stores
-------------
   Filene's(2)                         165,000         $17,000           $283          $33,000        $200(4)
   Sears(2)                            136,464          26,000           $249           30,000        $288(5)
   JCPenney(3)                         101,388             N/A            N/A              N/A         N/A
   Best Buy/Kitchens Etc.(3)            60,768             N/A            N/A              N/A         N/A
                                       -------         -------        -------          -------     -------
     Total Anchor Store                463,620         $43,000            N/A          $63,000         N/A

Mall Stores
-----------
   Comparable Store                    119,088         $42,625           $349          $44,181        $371
   Non-Comparable Store                180,986           5,695            N/A           29,198         N/A
   Vacant                               29,839             N/A            N/A              N/A         N/A
                                       -------         -------        -------          -------     -------
     Total Mall Store                  329,913         $48,320            N/A          $73,379         N/A

Total Sales - Anchor and Mall Stores   793,533         $91,320                        $136,379
                                       =======         =======                        ========



--------------------------------------------------------------------------------
Notes:    (1)  Data based on the  December  31, 1996 and December 31, 1997 sales report and summarized only for tenants on the July 15, 1998 rent roll. Information is based solely on figures provided by The Mall of New Hampshire Borrower from data provided by tenants. Square footage is based on the July 15, 1998 rent roll.
          (2)  During 1997, Filene's and Sears significantly increased available
               GLA. Filene's and Sears' available GLA for 1996 was 60,000 sf and 104,262 sf respectively.
          (3)  JCPenney  opened in April,  1998.  Best Buy and Kitchens Etc. are both expected to open in October 1998.
          (4)  Sales per square foot for Filene's  decreased  because of the new construction during 1997.
          (5)  Expansion  of the Sears space was not  complete  until the end of
               1997.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]              Westside Pavilion
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $100,000,000        $100,000,000

Origination Date:     July 1, 1998

Interest Rate:        6.44%

Amortization:         Interest only  until July 1,  2001; 360 months  thereafter
                      (beginning August 1, 2001).

Hyperamortization:    After  the Effective  Maturity  Date,  the  interest  rate increases to the greater of 8.44% or the then current U.S.
                      Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                      2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:                 July 1, 2008

Maturity Date:        July 1, 2031

Borrower/Sponsor:     A single purpose, bankruptcy-remote entity wholly owned by
                      The Macerich Company and its operating partnership.

Call Protection:      2-year lockout from the date of  securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective Maturity Date.

Removal of
Property Manager:     Management may be terminated (i) for cause or (ii) upon an
                      Event of Default.

Up Front Reserves:    None

General Monthly
Reserves:             Capital Expenditure Reserve equal to $.15 p.s.f. per annum of shop space per year.  Springing reserves  for  Property
                      Taxes, Insurance and Tenant  Rollover, if DSCR falls below
                      1.35x, upon a monetary Event of Default, or at the Effective Maturity Date.

Collection Account:   Springing  Hard Lock-Box if DSCR falls below  1.35x,  upon
                      Event of Default; or on the Estimated Maturity Date

Cross-
Collateralization/
Default:              N/A

Mezzanine Loans:      N/A

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]             Westside Pavilion
--------------------------------------------------------------------------------

                              Property Information

Single
Asset/Portfolio:      Single Asset

Property Type:        Regional Mall

Location:             Los Angeles, California

Year
Built/Renovated:      1985

The Collateral:       Phase I of a  three-level, two-anchor, two-phase  regional mall  with a total  GLA of 755,701  s.f.,  anchor space of
                      401,563  s.f.  and  mall  store   space  of  354,138  s.f.
                      Collateral consists of 262,160 s.f. of Phase I in-line space plus the Nordstrom and Pavilions anchor spaces for a total of 443,723 s.f.

                      Anchors include: Robinson-May  (220,000  s.f.),  Nordstrom
                      (138,128  s.f.) and  Pavilions   (43,435  s.f.)   Property
                      Management: The Macerich Property Management Company

Percent of Mall
Store Space Leased
as of May 29, 1998:   98.8%

Comparable Store
Average Occupancy
Cost as of May 29,
1998(1):              16.7%

LTM April, 1998 Net
Operating Income:     NAV

Underwritable Net
Cash Flow:            $12,632,326

Appraised Value:      $160,000,000 (Collateral only)

Appraised By:         Cushman & Wakefield, Inc.

Appraisal Date:       July 13, 1998

                      Cut-Off Date         EMD(2)

Loan/SF:                $225                 $205

LTV:                    62.5%                57.0%

DSCR(3):                1.93x                2.12x

                        1996                 1997
Mall Store Sales
PSF(4):                 $376                 $376

Notes:    (1)  Excludes Phase II taxes being paid by Phase I tenants.
          (2)  Effective Maturity Date
          (3)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (4)  Comparable Mall Store Sales

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]             Westside Pavilion
--------------------------------------------------------------------------------


            Ten Largest Mall Store Tenants and Anchor Leases Based on
                  Annualized Base Rent By Parent Company(1)(2)


---------------------------------------------------------------------------------------------------------------------
                                                                       % of                  % of Total   Annualized
        Tenant or Tenant                                  Tenant      Total     Annualized   Annualized   Base Rent
         Parent Company                Store Name           GLA        GLA       Base Rent    Base Rent     per SF
---------------------------------------------------------------------------------------------------------------------
The Limited, Inc.                 Bath & Body Works       42,021        9.5%    $1,366,828      11.3%        $32.53
                                  Express
                                  Lane Bryant
                                  Limited
                                  Limited Too
                                  Structure
                                  Victoria's Secret

The Gap, Inc.                     Banana Republic         25,848        5.8      1,073,227       8.9          41.52
                                  Banana Republic (Men)
                                  Gap Kids
                                  The Gap

Venator Group, Inc.               Champs                   8,808        2.0        355,474       2.9          40.36
                                  Foot Locker
                                  Lady FootLocker

Nine West Group, Inc.             Easy Spirit              6,045        1.4        247,761       2.1          40.99
                                  NineWest

Guess                             Guess                    5,380        1.2        242,100       2.0          45.00

Rampage                           Rampage                  6,422        1.5        224,770       1.9          35.00

Goldwyn Pavilion Cinemas          Goldwyn Pavilion         8,321        1.9        208,025       1.7          25.00
                                  Cinemas

Lechters                          Lechters                 6,119        1.4        204,655       1.7          33.45

Consolidated Stores, Inc.         Kay Bee Toy              3,843        0.9        172,935       1.4          45.00

Waldenbooks                       Waldenbooks              6,557        1.5        163,925       1.4          25.00
                                                         -------      -----    -----------     -----         ------

Total/Weighted Average (10                               119,364       26.9%    $4,259,700      35.3%        $35.69
     Largest)

Remaining Mall Stores                                    139,683       31.5      6,943,743      57.5          49.71

Vacant Space                                               3,113        0.7              0       0.0           0.00
                                                         -------      -----    -----------     -----         ------

Total (excluding anchors)                                262,160       59.1%   $11,203,443      92.8%        $43.25(3)

Nordstrom                         Nordstrom              138,128       31.1        221,000       1.8           1.60

Safeway Inc.                      Pavilions               43,435        9.8        650,004       5.4          14.96
                                                         -------      -----    -----------     -----         ------

Total (excluding non-owned                               443,723      100.0%   $12,074,447     100.0%        $27.40(3)
                                                         =======      =====    ===========     =====         ======
     anchors)

The May Department Stores         Robinsons-May          220,000
     Company
                                  Phase II Mall Store
                                  Space                   91,978
                                                         -------

Total (including
     non-owned-anchors)                                  755,701
                                                         =======



--------------------------------------------------------------------------------
Notes:    (1)  Based on the May 29,  1998 lease  status  report  and  applicable lease modifications.
          (2)  Reflects Phase I only.
          (3)  Total  annual base rent per square foot  excludes  vacant  square footage.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]              Westside Pavilion
--------------------------------------------------------------------------------



                                       Credit Rating
                                         of Parent                                                   Operating
                                          Company                   Anchor-Owned/        Lease        Covenant        REA
    Anchors         Parent Company    (S&P/Moody's)(1)    GLA        Collateral       Expiration     Expiration   Termination
-----------------------------------------------------------------------------------------------------------------------------
Nordstrom         Nordstrom                A-/A2        138,128   Collateral          12/31/33         4/30/05        N/A
Robinsons-May     The May                  A+/A2        220,000   Anchor-owned           N/A           4/30/05
                  Department Stores                                                                                1/01/50(2)
                  Company
Safeway, Inc.     Pavilions                A-/A2         43,435   Collateral          12/01/01           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Ratings as of August 1, 1998
          (2)  Based on the borrower identified opening date of store.



                          Lease Expiration Schedule(1)


------------------------------------------------------------------------------------------------------------------------
                                                                                                           Cumulative
                                                                                            Percent of     Percent of
               Number of                                                        Annualized     Total         Total
    Year         Leases     Expiring   Percent of   Cumulative    Annualized    Base Rent   Annualized     Annualized
 Expiration     Expiring       SF       Total SF     % of SF       Base Rent      Per SF     Base Rent     Base Rent
------------------------------------------------------------------------------------------------------------------------
   Vacant            4        3,113        0.7%         0.7%      $          -  $      -        0.0%         0.0%
    1998             1          581        0.1          0.8%            43,575     75.00        0.4          0.4%
    1999             6        4,640        1.0          1.9%           307,824     66.34        2.5          2.9%
    2000            13       18,600        4.2          6.1%           792,418     42.60        6.6          9.5%
    2001            12       63,258       14.3         20.3%         1,685,853     26.65       14.0         23.4%
    2002             9       14,975        3.4         23.7%           645,437     43.10        5.3         28.8%
    2003             9       10,763        2.4         26.1%           518,362     48.16        4.3         33.1%
    2004            11       25,627        5.8         31.9%         1,063,094     41.48        8.8         41.9%
    2005            18       38,847        8.8         40.7%         1,701,477     43.80       14.1         56.0%
    2006            19       47,038       10.6         51.3%         2,166,780     46.06       17.9         73.9%
    2007            12       37,960        8.6         59.8%         1,491,943     39.30       12.4         86.3%
    2008            12       35,082        7.9         67.7%         1,245,128     35.49       10.3         96.6%
 Thereafter          3      143,239       32.3        100.0%           412,556     $2.88        3.4        100.0%
                   ---      -------      -----                    ------------  ----------    -----

     Total         129      443,723      100.0%                   $ 12,074,447  $  27.40(2)   100.0%
                   ===      =======      =====                    ============  ==========    =====



--------------------------------------------------------------------------------
Notes:    (1)  Data  based on the May 29,  1998  Rent  Roll,  excludes  Phase II tenants.
          (2)  Total  annual base rent per square foot  excludes  vacant  square footage.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]              Westside Pavilion
--------------------------------------------------------------------------------


                            Phase I Sales Analysis(1)
--------------------------------------------------------------------------------

                                                        Annual 1996 Sales           Annual 1997 Sales
                                                   ------------------------     -------------------------
                                        Square
                                       Footage     Total (000s)      Per SF     Total (000s)     Per SF
                                       -------     ------------      ------     ------------     ------
Anchor Stores
-------------
    Nordstrom                          138,128       $76,857           $556       $73,857           $535
    Pavilions                           43,435        14,866            342        15,463            356
    Robinsons-May                      220,000        47,127            214        49,782            226
                                       -------       -------           ----       -------           ----
    Total Anchor Store                 401,563      $138,850           $346      $139,102           $346

Mall Stores
-----------
    Comparables                        186,264       $70,092           $376       $70,059           $376
    Non-Comparable Stores               72,783        20,924            N/A        22,297            N/A
    Vacant                               3,113           N/A            N/A           N/A            N/A
    Total Mall Stores                  262,160       $91,016            N/A       $92,356            N/A
                                       -------       -------           ----       -------           ----

Total Sales - Anchors and Mall         663,723      $229,866                     $231,458
                                       =======      ========                     ========
     Stores


--------------------------------------------------------------------------------
Note:     (1)  Data based on the  December  31, 1996 and December 31, 1997 sales report and summarized only for tenants on the May 29, 1998 rent roll. Information is based solely upon the figures provided by the Westside Pavilion Borrower from data provided by the tenants.
               Square footage is based on the May 29, 1998 rent roll.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                NorthTown Mall
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $84,500,000         $84,426,244

Origination Date:     August 4, 1998

Interest Rate:        6.68%

Amortization:         360 Months

Hyperamortization:    After the  Effective  Maturity  Date,  the  interest  rate increases to the greater of 8.68% or the then current U.S.
                      Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                      2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:                 September 1, 2008

Maturity Date:        September 1, 2028

Borrower/Sponsor:     A single purpose, bankruptcy-remote entity wholly owned by
                      Price Development Company and JP Realty, Inc.

Call Protection:      2-year lockout from the date of  securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective Maturity Date.

Removal of
Property Manager:     Management  may be  terminated  (i) if  DSCR  falls  below
                      1.15x, (ii) for cause, or (iii) upon an Event of Default.

Up Front Reserves:    (a)  $9,500,000  Letter of Credit  which will be  released upon completion of an expansion parcel containing at least
                      93,00  s.f.  and  Borrower's  obtaining  $1.475  MM in net annual  rents  from  tenants  acceptable  to  Lender.  (b)
                      Required  Repair  Fund:  $170,375.00.   (c)  Tax  Account:
                      $620,526.00.

General Monthly
Reserves:             1/12 of  annual  Property  Taxes  and  Insurance,  Capital
                      Reserves of $8,873 and Tenant Rollover  Reserve of $20,833
                      ($250,00 per annum) up to a maximum of $750,000 at any one time.

Collection Account:   Soft Lock-Box Springs to a Hard Lock-Box if coverage drops to 1.10x,  upon an Event of Default,  or at the  Effective
                      Maturity Date.

Cross-
Collateralization
Default:              N/A

Mezzanine Loans:      N/A

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]              Westside Pavilion
--------------------------------------------------------------------------------


                              Property Information

Single
Asset/Portfolio:      Single Asset

Property Type:        Regional Mall

Location:             Spokane, Washington

Year
Built/Renovated:      1955/1985/1992-1993

The Collateral:       Two-level, five-anchor regional  mall  with a total GLA of
                      952,262 s.f., anchor space of 541,209 s.f. and mall store space of 411,053 s.f. Collateral consists of mall store space plus the JCPenney, Emporium, and Bon Marche space for a total of 709,870 s.f.

                      Anchors include: Sears (160,480 s.f.), JCPenney (140,868 s.f.), Mervyn's (81,912 s.f.), The Bon Marche (89,207 s.f.) and Emporium (68,742 s.f.).

Property
Management:           Price Development Company

Percent of Mall
Store Space Leased
as of July, 1998:     77.2%

Comparable Store
Average Occupancy
Cost as of July,
1998:                 12.5%

LTM June, 1998 Net
Operating Income:     $10,628,747

Underwritable Net
Cash Flow:            $10,028,711

Recent Property
Purchase Price:       $128,000,000

Market Study
Performed By:         Cushman & Wakefield

Market Study Date:    August 20, 1998

                      Cut-Off Date         EMD(1)

Loan/SF(2):             $106                 $90

LTV(2):                 58.5%                49.7%

DSCR(2) (3):            1.73x                2.04x

                        1996                 1997
Mall Store Sales
PSF(4):                 $289                 $283


--------------------------------------------------------------------------------
Notes:    (1)  Effective Maturity Date
          (2) Loan Amount used for calculations is net of the $9,500,000 Letter of Credit
          (3)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (4)  Comparable Mall Store Sales

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                NorthTown Mall
--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                    Annualized Base Rent By Parent Company(1)


-----------------------------------------------------------------------------------------------------------------
  Tenant or                                                % of                         % of Total     Annualized
Tenant Parent                              Tenant          Total        Annualized      Annualized      Base Rent
  Company           Store Name              GLA             GLA         Base Rent       Base Rent        per SF
-----------------------------------------------------------------------------------------------------------------
The           Lane Bryant                 43,758             6.2%      $801,411            8.9%          $18.31
Limited,      Lerners
Inc.          Bath & Body Works
              Limited Express
              Structure
              Victoria's Secret

Venator       Kinney Shoes                18,274             2.6        436,172            4.8            23.87
Group, Inc.   Champs Sports
              FootLocker
              Kids Footlocker
              Afterthoughts Boutique
              Lady FootLocker

Bumpers Fun   Bumpers Fun Center          30,000             4.2        275,000            3.0             9.17
Center

The Gap,      The Gap                     10,695             1.5        267,375            3.0            25.00
Inc.          Gap Kids

Maurices/Just Maurices/Just Petites        8,881             1.3        159,858            1.8            18.00
Petites

B. Dalton     B. Dalton                    4,465             0.6        133,950            1.5            30.00
Book Sellers

Pizzeria Uno  Pizzeria Uno                 6,152             0.9        132,000            1.5            21.46

Mariposa      Mariposa                     5,155             0.7        105,910            1.2            20.55

Spiegel,      Eddie Bauer                  6,208             0.9        117,952            1.3            19.00
Inc.

Jay Jacobs    Jay Jacobs                   4,996             0.7        109,912            1.2            22.00
                                         -------           -----     ----------         ------           ------

Total/Weighted                           138,584            19.5%    $2,539,540           28.0%          $18.32
Average (10
Largest)

Remaining                                178,679            25.2      4,924,123           54.4            27.56
Mall Stores

Vacant Space                              93,790            13.2              0            0.0             0.00
                                         -------           -----     ----------         ------           ------

Total                                    411,053            57.9%    $7,463,663           82.4%          $23.53(2)
(excluding
anchors)

Federated     Bon Marche                  89,207            12.6        400,000            4.4             4.48
Department
Stores, Inc.

Emporium      Emporium                    68,742             9.7        516,940            5.7             7.52

J.C. Penney   JCPenney                   140,868            19.8        673,952            7.4             4.78
                                         -------           -----     ----------         ------           ------
Co., Inc.

Total                                    709,870           100.0%    $9,054,555          100.0%          $14.70(2)
                                         =======           =====     ==========          =====           ======
(excluding
non-owned
anchors)

Sears         Sears                      160,480
Roebuck &
Co.

Dayton        Mervyn's
Hudson Corp.                              81,912
                                         -------

Total
(including
leased
anchors)                                 952,262
                                         =======



--------------------------------------------------------------------------------
Note:     (1)  Based on the July 31, 1998 Rent Roll
          (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                NorthTown Mall
--------------------------------------------------------------------------------


                                     Credit Rating
                                       of Parent                                              Operating
                                       Company(1)                Anchor-Owned/     Lease      Covenant         REA
   Anchors       Parent Company      (S&P/Moody's)      GLA       Collateral     Expiration  Expiration    Termination
----------------------------------------------------------------------------------------------------------------------
Bon Marche     Federated                BBB-/ -        89,207     Collateral      1/31/14    12/31/06          N/A
               Department Stores,
               Inc.
JCPenney       J.C. Penney Co.,           A/A2        140,868     Collateral      8/31/11    12/31/06          N/A
               Inc.
Sears          Sears Roebuck & Co.       A-/A2        160,480    Anchor-owned     10/03/04   10/04/04        9/27/40
Mervyn's       Dayton Hudson Corp.      BBB+/A3        81,912    Anchor-owned     10/16/06   10/18/06        9/27/40
Emporium       Emporium                  - / -         68,742     Collateral      10/31/11   10/31/11          N/A

--------------------------------------------------------------------------------
Note:     (1)  Ratings as of July 1998.


                          Lease Expiration Schedule(1)


----------------------------------------------------------------------------------------------------------------------
                                                                                                           Cumulative
                                                                                            Percent of     Percent of
               Number of                                                        Annualized     Total         Total
    Year         Leases     Expiring   Percent of   Cumulative    Annualized    Base Rent   Annualized     Annualized
 Expiration     Expiring       SF       Total SF     % of SF       Base Rent      Per SF     Base Rent     Base Rent
----------------------------------------------------------------------------------------------------------------------
   Vacant           45      93,790        13.2%          13.2%    $       -      $     -          0.0%          0.0%
     MTM             3       4,828         0.7           13.9%      115,662         23.96         1.3           1.3%
    1998             3       3,135         0.4           14.3%       73,284         23.38         0.8           2.1%
    1999             8      10,072         1.4           15.8%      259,200         25.73         2.9           4.9%
    2000             8      12,883         1.8           17.6%      323,058         25.08         3.6           8.5%
    2001            24      33,341         4.7           22.3%      987,515         29.62        10.9          19.4%
    2002            31     111,164        15.7           37.9%    2,211,945         19.90        24.4          43.9%
    2003            13      19,546         2.8           40.7%      459,803         23.52         5.1          48.9%
    2004            14      38,134         5.4           46.0%      840,280         22.03         9.3          58.2%
    2005            11      17,214         2.4           48.5%      514,237         29.87         5.7          63.9%
    2006            10      21,366         3.0           51.5%      575,366         26.93         6.4          70.2%
    2007            12      34,880         4.9           56.4%      829,487         23.78         9.2          79.4%
    2008             3      10,109         1.4           57.8%      229,500         22.70         2.5          81.7%
 Thereafter          4     299,408        42.2          100.0%    1,663,218          5.46        18.1         100.0%
                   ---     -------       -----                   ----------        ------       -----
     Total         189     709,870       100.0%                  $9,054,555        $14.70(2)    100.0%
                   ===     =======       =====                   ==========        ======       =====


--------------------------------------------------------------------------------
Notes:    (1)  Data based on the July 31, 1998 Rent Roll.
          (2) Total annual base rent per square foot excludes vacant square footage and rent.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                NorthTown Mall
--------------------------------------------------------------------------------


                                Sales Analysis(1)


-----------------------------------------------------------------------------------------------
                                                 Annual 1996 Sales          Annual 1997 Sales
                                             -----------------------     ----------------------
                                   Square
                                   Footage   Total (000s)     Per SF     Total (000s)    Per SF
                                   -------   ------------     ------     ------------    ------
Anchor Stores
-------------
   Bon Marche                        89,207       $22,636      $254         $21,958        $246
   Emporium                          68,742         6,148        89           6,022          88
   JCPenney (2)(3)                  140,868        24,292       172          23,904         170
                                    -------       -------      ----         -------        ----
     Total Anchor Store             298,817       $53,076      $178         $51,884        $174

Mall Stores
-----------
   Comparable Store                 288,260       $83,260      $289         $81,628        $283
   Non-Comparable Store              29,003         3,145       N/A           5,962         N/A
   Vacant                            93,790           N/A       N/A            N/A          N/A
                                    -------       -------      ----         -------        ----
     Total Mall Stores              411,053       $86,405       N/A         $87,590         N/A

Total Sales - Anchor and Mall       709,870      $139,481                  $139,474
                                    =======      ========                  ========
Stores



--------------------------------------------------------------------------------
Notes:    (1)  Data based on the  December  31, 1996 and December 31, 1997 sales report and summarized only for tenants on July 31, 1998 rent roll. Information is based solely on figures provided by the seller of The NorthTown Property from data provided by tenants.
               Square footage is based on the July 31, 1998 rent roll.
          (2)  JCPenney 1996 sales are based on the sales reporting of September
               1, 1995 to August 31, 1996.
          (3)  JCPenney 1997 sales are based on the sales  reporting  periods of
               September 1, 1996 to August 31, 1997.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]            Edens & Avant Pool II
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $70,000,000         $70,000,000

Origination Date:     September 18, 1998

Interest Rate:        6.20%

Amortization:         Interest only until Effective Maturity Date

Hyperamortization:    After the  Effective  Maturity  Date,  the  interest  rate increases to the greater of 8.20% or the then current U.S.
                      Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional
                      2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity    October 1, 2008
Date:

Maturity Date:        October  1, 2028

Borrower/Sponsor:     A single purpose, bankruptcy-remote entity wholly owned by the State of Michigan Retirement System and Edens & Avant,
                      Inc. principals and family members.

Call Protection:      2-year lockout from the date of  securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning 60 days prior to the Effective Maturity Date.

Removal of
Property Manager:     Management  may be terminated  (i) if the DSCR falls below
                      1.25x, (ii) for cause, (iii) upon Event of Default or (iv) six months after the Effective Maturity Date.

Up Front Reserves:    2 months of all  required  escrows to be funded at closing for the term of the loan. Immediate deferred maintenance escrow TBD.

General Monthly
Reserves:             1/12 of  annual  Property  Taxes  and  Insurance,  Capital
                      Reserves of $.20 psf per annum.

Collection Account:   Soft Lock-Box- Borrower to deposit all amounts received in connection with the properties within 1 business day of its receipt thereof. Springs to Hard Lock-Box if DSCR drops to 1.25x.

Cross-
Collateralization/
Default:              Cross-collateralized and cross-defaulted.

Mezzanine Loans:      N/A

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                NorthTown Mall
--------------------------------------------------------------------------------

                              Property Information

Single                Portfolio
Asset/Portfolio:

Property Type:        Anchored Retail

Location:             State             Percent
                      -----             -------
                      Virginia          22.9%
                      Mississippi       22.1
                      Georgia           20.2
                      South Carolina    11.8
                      Other States      23.0

Year
Built/Renovated:      Between 1934 and 1997

The Collateral:       21  anchored-retail  shopping  centers with a total GLA of
                      2,175,884 s.f.

Property Management:  Edens & Avant, Inc.

Percent of Pool
Leased as of
May-July, 1998:       96%

1997 Net Operating
Income:               $11,674,117

Underwritable Net
Cash Flow:            $12,772,222

Recent Purchase
Price:                $143,567,822

Market Study
Performed By(1):      Cushman & Wakefield

Market Study Date:    August, 1998

                      Cut-Off Date         EMD(2)

Loan/SF:                $32                  $32

LTV(3):                 48.8%                48.8%

DSCR(4):                2.90x                2.90x

                        1996                 1997

Sales PSF(5):           $293                 $290


Notes:    (1)  Four  properties  had  appraisals  performed by O. Marshall Dodds from March through June, 1998.
          (2)  Effective Maturity Date
          (3)  Value based on recent purchase price
          (4)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (5)  Available Comparable Store Sales

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]            Edens & Avant Pool II
--------------------------------------------------------------------------------


                            Property Summary Table(1)


-------------------------------------------------------------------------------------------------------------------
                                                                                         Annualized   Annualized
                                Allocated                          Occupancy              Base Rent   Base Rent
                                   Loan                Year Built/ as of May-               as of      PSF as of
 Property Name     Location       Amount         SF     Renovated  July, 1998   UCF       July, 1998  July, 1998(2)
-------------------------------------------------------------------------------------------------------------------
Promenade at     Manassas, VA  $11,791,400     303,643    1993        97.5%  $2,264,551   $2,585,897    $ 8.73
Manassas
Marrietta Trade  Marrietta,     11,261,250     305,555    1988       100.0    1,956,808    2,529,669      8.28
Center           GA
Fulton Crossing  Corinth, MS     5,106,150     179,905   1992/95     100.0      887,331    1,023,989      5.69
Shopping Center
Cypress Point    Virginia        4,246,500     118,002    1990        89.9      815,640      934,757      8.81
Shopping Center  Beach, VA
Rio Pinar Plaza  Orlando, FL     3,521,700     113,620   1984/86      92.8      714,054      900,036      8.54
Baldwin Square   Fairhope, AL    3,667,950     139,144  1979/1997     67.3      704,503      761,430      8.13
Shopping Center
Mountain Island  Charlotte,      3,546,900      73,230    1995       100.0      616,357      670,050      9.15
Market Place     NC
Butler Square    Mauldin, SC     3,265,500      80,285    1987       100.0      567,447      674,844      8.41
Shields Plaza    Huntsville,     2,764,500      79,240   1996/97     100.0      531,027      599,439      7.56
                 AL
Plantation       Smyrna, GA      2,850,750      63,200    1988        96.3      495,446      554,244      9.10
Pointe Shopping
Center
Kenilworth       Charlotte,      2,629,200      38,117    1988       100.0      456,872      489,798     12.85
Commons          NC
Ellis Isle       Jackson, MS     2,552,550     238,091    1973       100.0      443,601      664,462      2.79
Shopping Center
Landing Station  Lake Wylie,     2,479,650      58,400    1997        95.9      436,482      470,700      8.41
Shopping Center  SC
Old Canton Road  Jackson, MS     1,762,000      57,276  1984/1992    100.0      321,480      348,967      6.09
Shopping Center
Reservoir        Brandon, MS     1,641,000      57,238 1979/1987/92  100.0      299,377      400,794      7.00
Square Shopping
Center
Magee Shopping   Magee, MS       1,451,000      93,456  1979/1987     91.4      264,674      398,982      4.67
Center
English Village  Jackson, MS     1,443,000      33,472  1973/1989    100.0      263,218      289,000      8.63
Shopping Center
Gateway Plaza    Conway, SC      1,405,000      28,150    1997       100.0      256,285      313,875     11.15
Midway Plaza     Winnsboro,      1,129,000      25,860    1997       100.0      206,048      258,240      9.99
Shopping Center  SC
Daniel Lake      Jackson, MS       752,000      45,000    1978       100.0      137,253      184,500      4.10
Shopping Center
Village Square
Shopping Center  Brookhaven,       733,000      45,000    1977       100.0      133,768      150,000      3.33
                               -----------   ---------               -----  -----------  -----------    ------
                 MS

 Totals                        $70,000,000   2,175,884                96.1% $12,772,222  $15,203,673    $ 7.27
                               ===========   =========               =====  ===========  ===========    ======



----------------------------------------------------------

                                  Primary Tenants with
                                 15,000 SF or greater
 Property Name     Location         as of July, 1998
----------------------------------------------------------
Promenade at     Manassas, VA    WalMart (2012) and Home
Manassas                         Depot (2015)
Marrietta Trade  Marrietta,      Cub Foods (2008) and
Center           GA              WalMart (2008) (dark)
Fulton Crossing  Corinth, MS     K-Mart (2017) and Kroger
Shopping Center                  (2012)
Cypress Point    Virginia        Farm Fresh Store (2015)
Shopping Center  Beach, VA
Rio Pinar Plaza  Orlando, FL     Publix Supermarkets (2004)
Baldwin Square   Fairhope, AL    Winn-Dixie (2016)
Shopping Center
Mountain Island  Charlotte,      Harris Teeter (2015)
Market Place     NC
Butler Square    Mauldin, SC     Bi-Lo (2007)
Shields Plaza    Huntsville,     Winn-Dixie (2016)
                 AL
Plantation       Smyrna, GA      Winn-Dixie (2008)
Pointe Shopping
Center
Kenilworth       Charlotte,      Harris Teeter (2008)
Commons          NC
Ellis Isle       Jackson, MS     Sack `N Save (2005) and
Shopping Center                  WalMart (2004) (dark)
Landing Station  Lake Wylie,     Winn-Dixie (2017)
Shopping Center  SC
Old Canton Road  Jackson, MS     Jitney Jungle (2009)
Shopping Center
Reservoir        Brandon, MS     Jitney Jungle (2007)
Square Shopping
Center
Magee Shopping   Magee, MS       Jitney Jungle (2007)
Center
English Village  Jackson, MS     Jitney Jungle (2013)
Shopping Center
Gateway Plaza    Conway, SC      (3)
Midway Plaza     Winnsboro,      (3)
Shopping Center  SC
Daniel Lake      Jackson, MS     Jitney Jungle (2003)
Shopping Center
Village Square
Shopping Center  Brookhaven,     Sack `N Save (2002)
                 MS



--------------------------------------------------------------------------------
Notes:    (1)  Data  based on the most  recent  available  Rent Roll  (May-July,
               1998).
          (2)  Annualized  base rent per  square  foot  excludes  vacant  square footage.
          (3)  Anchored by Wal-Mart which is not part of collateral.

--------------------------------------------------------------------------------
                        Preliminary Collateral Term Sheet
[GRAPHIC OMITTED]            Edens & Avant Pool II
--------------------------------------------------------------------------------


              Ten Largest Tenants Based on Annualized Base Rent(1)


-----------------------------------------------------------------------------------------------------------------------------
                                                                          % of                 % of Total
     Tenant or Tenant                                        Tenant       Total   Annualized   Annualized      Annualized
      Parent Company         Store Name   No. of Stores     GLA (SF)      GLA      Base Rent   Base Rent    Base Rent Per SF
-----------------------------------------------------------------------------------------------------------------------------
Jitney-Jungle Stores of     Jitney              9            355,438      16.3%   $1,636,235      10.8%        $4.60
America, Inc.               Jungle
                            Sack `N Save

Wal-Mart Stores, Inc.       WalMart             3            303,598      14.0     1,478,795       9.7          4.87

Winn-Dixie Stores, Inc.     Winn-Dixie          4            183,282       8.4     1,452,749       9.6          7.93

The Home Depot, Inc.        Home Depot          1            107,400       4.9       843,090       5.5          7.85

Ruddick Corporation         Harris              2             76,627       3.5       695,212       4.6          9.07
                            Teeter

Supervalu, Inc.             Cub Foods           1             76,564       3.5       556,921       3.7          7.27

K-Mart Corporation          K-Mart              1            107,806       5.0       545,498       3.6          5.06

Farm Fresh, Inc.            Farm Fresh          1             53,231       2.4       371,020       2.4          6.97

Royal Ahold NV              Bi-Lo               1             38,654       1.8       302,661       2.0          7.83

The Kroger Co.              Kroger              1             45,674       2.1       240,000       1.6          5.25
                                              ---          ---------     -----   -----------     -----         -----
    Total/Weighted Average (10 Largest)        24          1,348,274      62.0%   $8,122,182      53.4%        $6.02

Other Major Tenants                            35            338,378      15.6     2,386,423      15.7          7.05
(greater than 5,000
square feet)

Remaining Tenants                             207            403,334      18.5     4,695,069      30.9         11.64

Vacant Space                                   31             85,898       3.9             0       0.0          0.00
                                              ---          ---------     -----   -----------     -----         -----

    Total/Weighted Average                    297          2,175,884     100.0%  $15,203,673     100.0%        $7.27(2)
                                              ===          =========     =====   ===========     =====         =====



--------------------------------------------------------------------------------
Note:(1) Data based on the most recent available Rent Roll (May-July, 1998).
     (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------
                        Preliminary Collateral Term Sheet
[GRAPHIC OMITTED]            Edens & Avant Pool II
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Lease Expiration Schedule(1)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cumulative
                  Number of                                                                   Annual       Percent of    Percent of
     Year          Leases        Expiring      Percent of     Cumulative     Annualized      Base Rent     Annualized    Annualized
  Expiration      Expiring          SF          Total SF        % of SF       Base Rent       Per SF       Base Rent      Base Rent
------------------------------------------------------------------------------------------------------------------------------------
   Vacant             31          85,898            3.9%           3.9%    $        -      $      -            0.0%           0.0%
    M-T-M              7          10,371            0.5            4.4%       117,369         11.34            0.8            0.8%
     1998             15          23,819            1.1            5.5%       338,592         14.22            2.2            3.0%
     1999             50         146,163            6.7           12.2%     1,317,075          9.01            8.7           11.7%
     2000             46         134,853            6.2           18.4%     1,246,098          9.24            8.2           19.9%
     2001             49         126,293            5.8           24.2%     1,244,904          9.86            8.2           28.0%
     2002             25          94,461            4.3           28.6%       702,153          7.43            4.6           32.7%
     2003             33         132,716            6.1           34.7%     1,146,576          8.64            7.5           40.2%
     2004              6         172,451            7.9           42.6%       688,756          3.99            4.5           44.7%
     2005              4         134,500            6.2           48.8%       436,660          3.25            2.9           47.6%
     2006              1           5,000            0.2           49.0%        55,000         11.00            0.4           48.0%
     2007              8         120,273            5.5           54.5%       833,374          6.93            5.5           53.5%
     2008              8         252,708           11.6           66.2%     1,867,919          7.39           12.3           65.7%
Thereafter            14         736,378           33.8          100.0%     5,208,927          7.07           34.3          100.0%
                     ---       ---------          -----                   -----------       -------          -----
    Total            297       2,175,884          100.0%                  $15,203,673       $  7.27(2)       100.0%
                     ===       =========          =====                   ===========       =======          =====


--------------------------------------------------------------------------------
Notes:    (1)  Data  based on the most  recent  available  Rent Roll  (May-July,
               1998).
          (2)  Total  annual base rent per square foot  excludes  vacant  square footage and rent.


              Largest Tenants (Over $11 MM in 1997 Sales) Based on
             Available Comparable Store 1996 and 1997 Sales History


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Annual 1996 Sales                 Annual 1997 Sales
                                                                    --------------------------------- ------------------------------
                                         No. of         Square
             Store Name                  Stores          Feet        Total (000s)        Per SF        Total (000s)       Per SF
------------------------------------------------------------------------------------------------------------------------------------
Jitney Jungle                               5          177,938         $65,232             $367          $59,919           $337
Sack `N Save                                2          165,000          51,907              315           50,972            309
WalMart                                     1          116,085          45,244              390           47,004            405
Home Depot                                  1          107,400          31,297              291           30,621            285
Bi Lo                                       1           38,654          14,335              371           16,358            423
Harris Teeter                               1           26,000          14,956              575           15,113            581
                                           --          -------        --------             ----         --------           ----
Total Largest Tenants                      11          631,077         222,970             $353         $219,986           $349
Other Comparable Stores                    28          292,894          48,119              164           47,924            164
                                           --          -------        --------             ----         --------           ----
Grand Total                                39          923,971        $271,089             $293         $267,911           $290
                                           ==          =======        ========             ====         ========           ====


--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]               Crystal Park IV
--------------------------------------------------------------------------------

                                Loan Information

                      Original            Cut-Off Date

Principal Balance:    $67,100,000         $67,039,458

Origination Date:     August 26, 1998

Interest Rate:        6.51%

Amortization:         360 Months

Hyperamortization:    After  the  Effective Maturity  Date,  the  interest  rate increases  to the greater of  10.51% or  the then  current
                      U.S. Treasury rate plus 4.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 4% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity
Date:                 September 1, 2008

Maturity Date:        September 1, 2028

Borrower/Sponsor:     The  borrowing  entity  is a special  purpose  bankruptcy-
                      remote entity  controlled by the  principals of Charles E.
                      Smith Commercial Realty.

Call Protection:      2-year  lockout from the date of securitization  with U.S.
                      Treasury defeasance thereafter. Loan prepayable at par beginning one month prior to the Effective Maturity Date.

Removal of
Property Manager:     Management  may be terminated (i) if the DSCR for the Loan falls below 1.10x, (ii) for cause, (iii) upon an Event of Default or (iv) after the Effective Maturity Date.

Up Front Reserves:    Tenant Rollover Reserve  Fund:  $1  MM  Letter  of  Credit
                      required for as long as S&P's and  Moody's ratings of U.S.
                      Airways, Inc.'s unsecured debt are less than "BB" and "Ba2," respectively.

USAir Escrow:         All property cash flow  (capped at $6 MM) will be escrowed starting upon the earlier occur of 3/1/07 and a USAir bankruptcy reserved for potential tenant improvements and leasing commission costs for the USAir lease rollover.

General Monthly
Reserves:             1/12  of annual  Property  Taxes,   Capital   Reserves  of
                      $15,545.63.

Collection Account:   Hard Lock-Box

Cross-
Collateralization/
Default:              N/A

Mezzanine Loans:      N/A


                              Property Information

Single                Single Asset
Asset/Portfolio:

Property Type:        Class A Office Building

Location:             Arlington, Virginia

Year
Built/Renovated:      1988

The Collateral:       11 office floors,  4 below grade parking garage levels and
                      1  penthouse  mechanical  level with  466,369  s.f. of Net
                      Rentable Area, which includes 3,000 s.f. of restaurant space and 815 s.f. of retail space.

                      Major Tenants: US Airways, Inc.; Charles E. Smith Mgmt; Booz Allen Hamilton Inc. and ADI Technology

Property Management:  Charles  E.  Smith  Commercial  Realty,  LP

Percent of Space
Leased as of
July, 1998:           100%

LTM June, 1998 Net
Operating Income:     $10,670,180

Underwritable Net
Cash Flow:            $9,844,213

Appraised Value:      $107,000,000

Appraised By:         Cushman & Wakefield

Appraisal Date:       July 7, 1998

                      Cut-Off Date         EMD(1)

Loan/SF:                $144                 $124

LTV:                    62.7%                54.0%

DSCR(2):                1.93x                2.25x


 Notes:  (1) Effective Maturity Date
         (2) Based on Underwritable Net Cash Flow and Actual Debt Service.

--------------------------------------------------------------------------------
                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]              Crystal Park IV
--------------------------------------------------------------------------------


    Five Largest Tenants Based on Annualized Base Rents By Parent Company(1)


 ---------------------------------------------------------------------------------------
                               Tenant
                                 Net     Percent                 % of Total   Annualized
           Tenant or Tenant   Leasable   of Total  Annualized    Annualized      Base
            Parent Company      Area       GLA      Base Rent     Base Rent  Rent per SF
 ---------------------------------------------------------------------------------------

 US Airways, Inc..            327,016    70.1%     $8,950,238(2)    70.6%      $27.37
 Charles E. Smith Mgmt Inc.   115,475    24.8       3,014,036       23.8        26.10
 ADI Technology, Inc.           9,198     2.0         269,248        2.1        29.27
 Booz-Allen & Hamilton, Inc.    3,553     0.8          99,484        0.8        28.00
 Via Cucina Restaurant          3,000     0.6          97,500        0.8        32.50
                              -------   -----     -----------      -----       ------
 Total Major Tenants          458,242    98.3%    $12,430,506       98.1%      $27.13
 Other Tenants                  8,127     1.7         246,676        1.9        30.35(2)
 Vacant Space                       -     -                 -        -           -
                              -------   -----     -----------      -----       ------
 Total Net Rentable Area      466,369   100.0%    $12,677,182      100.0%      $27.18(3)
                              =======   =====     ===========      =====       ======


 -------------------------------------------------------------------------------
 Notes:   (1)  Based on the  August  1,  1998  Rent  Roll  and does not  include annualized CPI escalations of $964,271.
          (2)  Includes  $400,140 from a signed lease which begins on October 1,
               1998.
          (3)  Includes  Environmental  Center  Parking which  occupies 1 square foot and pays an annual rent of $8,400. If this tenant were eliminated, the Annualized Base Rent per SF for the Other Tenants would be $29.32, not $30.35, resulting in a Total Annualized Base
               Rent per SF of $27.16, not $27.18.


--------------------------------------------------------------------------------
                              Historical Occupancy
--------------------------------------------------------------------------------
Occupancy Period/Date:                                         Percent Leased
--------------------------------------------------------------------------------

August 1, 1998                                                      100%
December 31, 1997                                                   100%
December 31, 1996                                                   100%
December 31, 1995                                                   100%

--------------------------------------------------------------------------------
                        Preliminary Structural Term Sheet
[GRAPHIC OMITTED]               Crystal Park IV
--------------------------------------------------------------------------------


                          Lease Expiration Schedule(1)


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percent         Cumulative
                   Number                   Percent    Cumulative                 Annualized     of Total        Percent of
     Year of       of Leases   Expiring       of        Percent      Annualized   Base Rent     Annualized    Total Annualized
   Expiration      Expiring       SF       Total SF   of Total SF    Base Rent      Per SF      Base Rent         Base Rent
--------------------------------------------------------------------------------------------------------------------------------
Vacant                  0            -         0.0%        0.0%     $        -     $   -           0.0%             0.00%
1998(2)                 2            -         0.0         0.0%             50         -           0.0              0.0%
1999                    8       23,568         5.1         5.1%        491,799        20.87        3.9              3.9%
2000                    2        2,263         0.5         5.5%         68,246        30.16        0.5              4.4%
2001                    1        2,901         0.6         6.2%         81,228        28.00        0.6              5.1%
2002                    6       40,617         8.7        14.9%      1,146,148        28.22        9.0             14.1%
2003                    0            -         0.0        14.9%              -           -         0.0             14.1%
2004                    1      101,246        21.7        36.6%      2,809,549        27.75       22.2             36.3%
2005                    0            -         0.0        36.6%              -           -         0.0             36.3%
2006                    0            -         0.0        36.6%              -           -         0.0             36.3%
2007                    0            -         0.0        36.6%              -           -         0.0             36.3%
2008                    1      295,774        63.4       100.0%      8,080,162        27.32       63.7            100.0%
Thereafter              0            -         0.0       100.0%              -         -           0.0            100.0%
                       --      -------       -----                 -----------       ------      -----
Total                  21      466,369       100.0%                $12,677,182       $27.18(3)   100.0%
                       ==      =======       =====                 ===========       ======      =====


--------------------------------------------------------------------------------
Notes:    (1)  Based on the  August  1,  1998  Rent  Roll  and does not  include annualized CPI escalations of $964,271.
          (2)  $50 Base Rent reflects antenna on roof of building.
          (3)  Total  annual base rent per square foot  excludes  vacant  square footage.